SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2003


                                    Citicorp

               (Exact name of registrant as specified in charter)




         Delaware                   1-5738                 06-1515595
--------------------------------------------------------------------------------
   (State or other juris-         (Commission            (IRS Employer
 diction of incorporation)        File Number)        Identification Number)


  399 Park Avenue, New York, New York                      10043
---------------------------------------                 ----------
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 559-1000
      -------------------------------------------------------------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.           Other Events.
                  -------------


Results of Operations
(Unaudited)

This report summarizes the results of operations of Citicorp and its subsidiaries for the three- and nine-month periods ended September 30, 2003 and September 30, 2002. Citigroup Inc., the ultimate parent company of Citicorp, filed a Current Report on Form 8-K dated October 20, 2003. That report contains certain additional information about Citicorp's businesses.

CONSOLIDATED STATEMENT OF INCOME        CITICORP AND SUBSIDIARIES
(Unaudited)

(In Millions of Dollars)

                                           Third Quarter         Nine Months
                                        -------------------  -------------------
                                            2003     2002         2003     2002
                                        -------------------  -------------------

INTEREST REVENUE
Loans, including Fees                    $ 9,066  $ 9,647      $27,772  $28,258
Deposits with Banks                          155      230          711      752
Federal Funds Sold and Securities
  Purchased Under Agreements to Resell        73      101          238      306
Investments, including Dividends           1,304    1,301        3,610    3,607
Trading Account Assets                       365      351        1,096    1,276
Loans Held-For-Sale                          336      269          773      846
                                        -------------------  -------------------
                                          11,299   11,899       34,200   35,045
                                        -------------------  -------------------

INTEREST EXPENSE
Deposits                                   1,879    2,586        5,444    6,891
Trading Account Liabilities                   23       15           46       43
Purchased Funds and Other Borrowings         123      611        1,236    1,949
Long-Term Debt                               893      907        2,715    2,884
                                        -------------------  -------------------
                                           2,918    4,119        9,441   11,767
                                        -------------------  -------------------

NET INTEREST REVENUE                       8,381    7,780       24,759   23,278
                                        -------------------  -------------------

POLICYHOLDER BENEFITS AND CLAIMS             113      122          409      416
PROVISION FOR CREDIT LOSSES                1,614    2,689        5,850    7,305
                                        -------------------  -------------------
  TOTAL BENEFITS, CLAIMS, AND              1,727    2,811        6,259    7,721
   CREDIT LOSSES                        -------------------  -------------------

NET INTEREST REVENUE AFTER
  BENEFITS, CLAIMS, AND CREDIT LOSSES      6,654    4,969       18,500   15,557
                                        -------------------  -------------------
FEES, COMMISSIONS, AND OTHER REVENUE
Fees and Commissions                       3,105    2,575        8,595    8,264
Foreign Exchange                             775      313        2,612    1,606
Trading Account                               92      779         (221)   1,689
Investment Transactions                       80     (146)         320     (215)
Other Revenue                              1,334    1,669        4,590    3,552
                                        -------------------  -------------------
                                           5,386    5,190       15,896   14,896
                                        -------------------  -------------------

OPERATING EXPENSE
Salaries                                   2,531    2,105        7,777    6,743
Employee Benefits                            557      482        1,714    1,427
                                        -------------------  -------------------
  Total Employee - Related Expenses        3,088    2,587        9,491    8,170
Net Premises and Equipment                   894      809        2,672    2,382
Restructuring-Related Items                  (11)     (32)         (24)     (26)
Other Expense                              2,662    2,308        7,677    7,027
                                        -------------------  -------------------
                                           6,633    5,672       19,816   17,553
                                        -------------------  -------------------

INCOME BEFORE INCOME TAXES AND
  MINORITY INTEREST                        5,407   4,487        14,580   12,900

INCOME TAXES                               1,579   1,482         4,339    4,345
MINORITY INTEREST, NET OF INCOME TAXES       162      32           239       78
                                        -------------------  -------------------
NET INCOME                               $ 3,666  $2,973      $ 10,002  $ 8,477
                                        ===================  ===================

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CITICORP
                                            (Registrant)

                                        By: /s/ William P. Hannon
                                            ---------------------
                                                William P. Hannon
                                                Controller


Dated:  October 21, 2003